SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

BRIGHTHOUSE FUNDS TRUST II

(Name of Registrant As Specified in Its Charter)

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(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BRIGHTHOUSE FUNDS TRUST II

125 High Street, Suite 732

Boston, Massachusetts 02110

March 24, 2023

Dear Contract Owner:

The accompanying information statement provides information about an amendment (the “Amendment”) to the subadvisory agreement (the “Previous Subadvisory Agreement”) among Brighthouse Investment Advisers, LLC (“BIA”), Western Asset Management Company, LLC (the “Subadviser” or “Western Asset”), and Western Asset Management Company Limited (“WAMCL”) with respect to Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II (the “Trust”). The Amendment, effective January 1, 2023, amends and restates the Previous Subadvisory Agreement in its entirety and adds Western Asset Management Company Pte. Ltd. (“WAMS”) as an additional party. Among other changes, the Amendment permits the Subadviser to delegate to WAMS the Subadviser’s responsibilities with respect to the Portfolio’s investments with exposure to China. No changes to the Portfolio’s portfolio managers or principal investment strategies or to the Subadviser’s duties and responsibilities to the Portfolio under the Previous Subadvisory Agreement are expected in connection with the implementation of the Amendment. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolios as of January 1, 2023.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

/s/ Kristi Slavin
Kristi Slavin
President
Brighthouse Funds Trust II

BRIGHTHOUSE FUNDS TRUST II

Western Asset Management Strategic Bond Opportunities Portfolio

125 High Street, Suite 732

Boston, Massachusetts 02110

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.brighthousefinancial.com/variablefunds

The primary purpose of this Information Statement is to provide you with information about an amendment (the “Amendment”) to the investment subadvisory agreement (the “Previous Subadvisory Agreement”) among Brighthouse Investment Advisers, LLC (the “Adviser” or “BIA”), Western Asset Management Company, LLC (the “Subadviser” or “Western Asset”), and Western Asset Management Company Limited (“WAMCL”) with respect to Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II (the “Trust”). The Amendment, effective January 1, 2023, amends and restates the Previous Subadvisory Agreement in its entirety and adds Western Asset Management Company Pte. Ltd. (“WAMS”) as an additional party. Among other changes, the Amendment permits the Subadviser to delegate to WAMS the Subadviser’s responsibilities with respect to the Portfolio’s investments with exposure to China. No changes to the Portfolio’s portfolio managers or principal investment strategies or to the Subadviser’s duties and responsibilities to the Portfolio under the Previous Subadvisory Agreement are expected in connection with the implementation of the Amendment. This Information Statement is being mailed beginning on or about March 24, 2023 to the Portfolios’ Contract Owners of record as of the close of business on January 1, 2023 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-638-7732.

BIA serves as investment adviser to the Portfolio pursuant to a management agreement dated August 4, 2017, between the Trust and BIA (the “Management Agreement”). Brighthouse Securities, LLC (the “Distributor”), an affiliate of BIA, serves as the distributor to the Trust. For the fiscal year ended December 31, 2022, the Portfolio paid to the Distributor fees in the amount of $2,165,209. BIA is located at 125 High Street, Suite 732, Boston, Massachusetts 02110. The Distributor is located at 11225 North Community House Road, Charlotte, North Carolina 28277. State Street Bank and Trust Company is the administrator of each of the Trusts and is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and BIA (the “Order”) that generally permits BIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the Order. The Portfolio may not rely on the Order with respect to subadvisers that are affiliated with BIA. One of the conditions of the Order is that within ninety days after entering into a new or amended investment subadvisory agreement with a new subadviser without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the Order.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

Prior to January 1, 2023, Western Asset served as subadviser to the Portfolio pursuant to an investment subadvisory agreement dated July 31, 2020, by and among BIA, Western Asset, and WAMCL (defined above as the “Previous Subadvisory Agreement”). At a meeting of the Board of Trustees of the Trusts (the “Board”) held on November 29-30, 2022 (the “November Meeting”), the Board (including a majority of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”)) approved an Amendment to the Previous Subadvisory Agreement (defined above as the “Amendment”) by and among BIA, Western Asset, WAMCL, and WAMS with respect to the Portfolio, which amended and restated the Previous Subadvisory Agreement in its entirety and took effect as of January 1, 2023. For a discussion regarding the factors considered by the Board in approving the Amendment, see Section III below. As discussed below, there are various differences between the Previous Subadvisory Agreement and the Amendment. As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fee under the Amendment. BIA continues to serve as the Portfolio’s investment adviser pursuant to the Management Agreement between the Trust and BIA relating to the Portfolio.

II.	The Previous Subadvisory Agreement and Amendment

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect, unless sooner terminated, for a period of one year from the effective date and would continue in effect for successive periods of one year thereafter only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Portfolio specifically approved its continuance at least annually. The Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the Board, by BIA (if approved by the Board) or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to Western Asset, or by Western Asset upon sixty days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. The Previous Subadvisory Agreement also included a provision that caused it to terminate automatically and immediately in the event of its assignment, or in the event that the Management Agreement between BIA and the Trust was terminated for any reason.

With respect to the delegation of Western Asset’s subadvisory services, the Previous Subadvisory Agreement generally provided that Western Asset may delegate to WAMCL any or all of the responsibilities of Western Asset with respect to transactions of the Portfolio in (1) foreign currencies and (2) debt securities denominated in currencies other than the U.S. dollar. Under the Previous Subadvisory Agreement, Western Asset was liable for any acts or omissions of WAMCL to the same extent as if such acts or omissions were committed by Western Asset itself. The Previous Subadvisory Agreement further provided that Western Asset would compensate WAMCL for its services under the Previous Subadvisory Agreement from any fees paid to Western Asset by BIA in proportion to the assets delegated to WAMCL.

The Previous Subadvisory Agreement generally provided that Western Asset would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement except by reason of willful misfeasance, bad faith, or gross negligence of Western Asset in the performance of any of its duties or obligations under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, BIA paid a subadvisory fee to Western Asset, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.300% of the first $100 million of the Portfolio’s average daily net assets, 0.200% on the next $100 million of such assets,

0.175% of the next $500 million of such assets, 0.150% of the next $1 billion of such assets and 0.125% of such assets over $2 billion. For the fiscal year ended December 31, 2022, BIA paid Western Asset $4,113,494 in aggregate subadvisory fees with respect to the Portfolio.

The Previous Subadvisory Agreement, as proposed to be amended and restated by the Amendment effective January 1, 2023, was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on November 29-30, 2022. Pursuant to the terms of the Order, the Previous Subadvisory Agreement was not required to be approved by the Portfolio’s shareholders.

The Amendment

The Amendment is attached as Exhibit 1 to this Information Statement. The material differences in the terms of the Amendment and the Previous Subadvisory Agreement are described below under “Material Differences between the Previous Subadvisory Agreement and the Amendment.”

The Amendment provides that it will remain in effect, unless sooner terminated, for a period of one-year period from January 1, 2023, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Portfolio specifically approves its continuance at least annually. The Amendment can be terminated at any time, without the payment of any penalty, by the Board, by BIA (if approved by the Board) or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to Western Asset, or by Western Asset upon sixty days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. The Amendment will terminate automatically and immediately in the event of its assignment, or in the event that the Management Agreement between BIA and the corresponding Trust is terminated for any reason.

With respect to the delegation of Western Asset’s subadvisory services, the Amendment continues to permit Western Asset to delegate certain of its responsibilities to WAMCL, consistent with the terms of the Previous Subadvisory Agreement. In addition, the Amendment generally provides that Western Asset may delegate to WAMS any or all of the responsibilities of Western Asset with respect to transactions of the Portfolio in investments exposed to China. Under the Amendment, Western Asset is liable for any acts or omissions of WAMS to the same extent as if such acts or omissions were committed by Western Asset itself. The Amendment further provides that Western Asset will compensate WAMS for its services under the Amendment from any fees paid to Western Asset by BIA in proportion to the assets delegated to WAMS.

The Amendment modifies the liability provision of the Previous Subadvisory Agreement by extending its application to WAMCL and WAMS, in addition to Western Asset, and by expanding the terms of such liability to also include certain material misstatements or omissions made in reliance upon information furnished to BIA or the Trust by Western Asset, WAMCL, and/or WAMS.

The Amendment also adds a reciprocal liability provision applicable to BIA and the Trust. The Amendment generally provides that BIA and/or the Trust will not be liable for any act or omission in the course of, or connected with, rendering services under the Amendment except by reason of (i) willful misfeasance, bad faith, or gross negligence of BIA in the performance of its respective duties or obligations under the Amendment or (ii) certain material misstatements or omissions, unless such statement or omission was made in reliance upon information furnished to BIA and/or the Trust by Western Asset, WAMCL and/or WAMS.

Subadvisory Fee

Under the Amendment, BIA pays a subadvisory fee to Western Asset that is identical to the fee BIA paid to Western Asset under the Previous Subadvisory Agreement. As noted above, for the fiscal year ended December 31, 2022, BIA paid Western Asset $4,113,494 in aggregate subadvisory fees with respect to the Portfolio. If the Amendment had been in effect during the fiscal year ended December 31, 2022, the fee payable by BIA to Western Asset with respect the Portfolio would have been the same as the fee that was paid during such period.

As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fees under the Amendment. Under the Management Agreement between the Trust and BIA relating to the Portfolio, the fees payable to BIA by the Portfolio at current asset levels, before consideration of the effect of any voluntary or contractual advisory fee waiver by BIA, are the same as they were when the Previous Subadvisory Agreement was in effect.

Effective Date

The Amendment was approved by the Board, including by a separate vote of the Independent Trustees, at the November Meeting, and its effective date was as of January 1, 2023.

Material Differences between the Previous Subadvisory Agreement and the Amendment

Below is a summary description of other material differences between the Previous Subadvisory Agreement and the Amendment, in addition to those described above (e.g., delegation to WAMS, liability provisions).

Certain references to Western Asset and/or WAMCL have been expanded to also include WAMS.

While the Previous Subadvisory Agreement required Western Asset to promptly notify BIA of any material compliance violations that affect a Portfolio, the Amendment requires Western Asset, WAMCL and WAMS to promptly notify BIA of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly to the Portfolio and actions taken in response to issues or items raised by the SEC, a self-regulatory organization (“SRO”) or other regulators.

As with the Previous Subadvisory Agreement, the Amendment generally provides that Western Asset will provide to BIA reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable. The Amendment also provides that Western Asset, WAMCL, and WAMS will promptly provide information that is relevant to the valuation of securities or other investments in the Portfolio to BIA.

The Amendment contains provisions for which there were no comparable provisions under the Previous Subadvisory Agreement, including provisions:

•	explicitly requiring that Western Asset comply with the Trust’s written compliance policies and procedures that have been furnished in writing to Western Asset;

•

requiring that Western Asset, WAMCL, and WAMS each (i) promptly provide to BIA copies of its annual compliance review report (or a summary of the process and findings), as well as copies of third-party compliance audits and (ii) promptly notify BIA of any contact from the SEC or other regulators or an SRO (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Portfolio or that would have a material impact on Western Asset, WAMCL or WAMS;

•

requiring Western Asset to maintain procedures regarding the use of derivatives and provide such certifications and reports regarding the use of derivative as may be reasonably requested by the Trust or BIA;

•

requiring Western Asset, WAMCL, and WAMS to reimburse out-of-pocket expenses relating to the printing and mailing by a third-party vendor of any information statement, prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by Western Asset, WAMCL, and/or WAMS, and further requiring Western Asset to bear all reasonable expenses of the Trust arising out of any change in control of Western Asset, WAMCL and/or WAMS and any changes in key personnel;

•	requiring that Western Asset be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F and similar forms on behalf of the Portfolio;

•

permitting the Board or BIA to direct Western Asset, WAMCL, and/or WAMS to effect transactions in the Portfolio’s holdings through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment;

•

explicitly granting authority to each of Western Asset, WAMCL and WAMS to execute account documentation and negotiate contracts and agreements related to derivatives transactions and holdings in the Portfolio;

•

requiring each of BIA, Western Asset, WAMCL, and WAMS to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under the Amendment;

•	stating that the Trust is an intended third party beneficiary to the Amendment; and

•	explicitly requiring Western Asset to notify BIA as soon as reasonably practicable in the event Western Asset terminates the delegation arrangement with respect to either WAMCL or WAMS.

III.	Board Considerations

At the November Meeting, the Board, including a majority of the Independent Trustees, approved the Amendment, adding WAMS as an additional party to the Previous Subadvisory Agreement and permitting the delegation of certain responsibilities to WAMS. In considering the Amendment, the Board noted that the Amendment permits delegation (the “Delegation”) to WAMS the responsibilities of the Subadviser with respect to transactions in investments exposed to China, including through the China Bond Connect and China Interbank Bond Market Direct Access Program (collectively, “China-Related Investments”). The Amendment was proposed by the Adviser for the Board’s approval based on the Subadviser’s representations to the Adviser that the Delegation would increase efficiencies in the execution of the Portfolio’s China-Related Investments and provide better time zone coverage of the markets in which China-Related Investments trade.

In assessing the Adviser’s recommendation to approve the Amendment, the Board considered the Subadviser’s representations to the Adviser that (i) WAMS, like the Subadviser, is a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), and that, as an operational matter, the Subadviser would remain the “headquarters” of the Western Asset group of companies and would continue to exercise operational control and decision-making with respect to the entire organization; and (ii) the Subadviser and WAMS have reporting lines that ultimately both lead into the same Chief Investment Officer. The Board also considered the Adviser’s representations that (i) there are no changes to the Subadviser’s duties and responsibilities to the Portfolio in connection with the Delegation and the Subadviser will remain liable under the Agreement for any acts or omissions of WAMS to the same extent as if WAMS’ acts or omissions were committed by the Subadviser; and (ii) the Portfolio would not experience any increase in aggregate fees paid for investment advisory services as a result of the Delegation.

The Adviser provided a representation to the Board that, after a review of the scope and terms of the Delegation and its potential implications for the Portfolio, the Adviser had concluded that the Portfolio could expect to continue to receive subadvisory services of the same scope, nature and quality under the Agreement following the Delegation as it received before the Delegation.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the Amendment. The Board concluded that, in light of all factors considered, the terms of the Amendment, including fee rates, were fair and reasonable.

IV.	The Subadviser

Western Asset is the Subadviser to the Portfolio. Western Asset is a wholly-owned subsidiary of Franklin Resources, a global investment management organization. Western Asset, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $394.9 billion as of December 31, 2022. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

WAMCL is a wholly-owned subsidiary of Franklin Resources and is located at 10 Exchange Square, Primrose Street, London, England EC2A-2EN. WAMS is a wholly-owned subsidiary of Franklin Resources and is located at 1 George Street #23-01, Singapore 049145.

The Portfolio has been managed since 2006 by a team at Western Asset. This team is led by S. Kenneth Leech, Chief Investment Officer, along with Mark Lindbloom, Portfolio Manager, Michael Buchanan, Portfolio Manager, Deputy Chief Investment Officer and Head of Credit, and Annabel Rudebeck, Head of Non-US Credit. Messrs. Lindbloom and Buchanan have been on the team since 2006. Ms. Rudebeck and Mr. Leech have been on the team since 2018 and 2014, respectively.

Following is a list of the directors and principal executive officers of Western Asset and their principal occupations. The address of each person listed with respect to their position with Western Asset, unless noted otherwise, is: c/o Western Asset Management Company, LLC, 385 East Colorado Boulevard, Pasadena, CA 91101.

Name	Principal Occupation at Western Asset
James W. Hirschmann	President and Chief Executive Officer
Dennis J. McNamara, CFA	Director of Portfolio Operations
S. Kenneth Leech	Chief Investment Officer
Michael C. Buchanan, CFA	Deputy Chief Investment Officer
Courtney A. Hoffmann	General Counsel and Secretary
Andrew J. Bowden	Chief Operating Officer
Marzo Bernardi	Director of Global Client Service & Marketing

Western Asset acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the Portfolio:

AS OF DECEMBER 31, 2022

Name of Comparable Fund	Annual Fee Schedule (as a % of average daily net assets)	Account Type	Assets under Management
WA Income Fund 2466	0.50% on all assets	Representative Fund	$ 1.06 billion

V.	Changes in the Portfolios’ Investment Styles and Changes in the Portfolios’ Risks

There have been no changes to the Portfolio’s portfolio managers, investment objectives, or principal investment strategies and risks in connection with the Amendment.

VI.	Portfolio Transactions

Subject to the supervision and control of BIA and the Board, Western Asset is responsible for decisions to buy and sell securities for the Portfolio’s account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Western Asset is responsible for effecting the Portfolio’s portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid. Although from time to time the Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid.

Generally, Western Asset only places portfolio transactions with a broker that it believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, Western Asset will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

In selecting brokers to effect transactions for the Portfolio, Western Asset may consider the brokerage and research services provided by a broker. Western Asset may cause the Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. Western Asset must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or Western Asset’s overall responsibilities to the Portfolio and its other clients. Western Asset’s authority to cause the Portfolio to pay a higher commission is subject to the brokerage policies the Board may adopt from time to time.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for Reducing Trust Expenses (the “Statement”). Under the Statement, the Trust may cause the Portfolio to effect securities transactions through brokers in a manner that would help to generate resources to pay the cost of certain expenses which the Portfolio is required to pay or for which the Portfolio is required to arrange payment (“Directed Brokerage”). The Board will review the levels of Directed Brokerage for the Portfolios on a quarterly basis.

For the year ended December 31, 2022, the Portfolio paid $235,312 in brokerage commissions, and the Portfolio did not pay any brokerage commissions to affiliated brokers.

VII.	Portfolio’s Ownership Information

As of the Record Date, the total number of Class A, Class B and Class E shares of the Portfolio outstanding was 129,365,179.728, 64,948,245.901 and 13,436,928.614, respectively.

Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Metropolitan Tower Life Insurance Company and their respective affiliates (individually an “Insurance Company” and collectively the “Insurance Companies”), through their separate accounts, and Brighthouse Balanced Plus Portfolio, Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio and Brighthouse Asset Allocation 80 Portfolio are the record owners of all of the shares of the Portfolio. All of the shares of Brighthouse Balanced Plus Portfolio, Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio and Brighthouse Asset Allocation 80 Portfolio are owned by the Insurance Companies or their separate accounts.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of the Portfolio. To the Trust’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio’s shares.

VIII.	Shareholders Sharing the Same Address

As permitted by law, only one copy of this Information Statement may be delivered to Contract Owners residing at the same address, unless such Contract Owners have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy of this Information Statement, please contact the Trust by writing to the Trust at 125 High Street, Suite 732, Boston, Massachusetts 02110, or by calling 1-800-638-7732. The Trust will then promptly deliver, upon request, a separate copy of this Information Statement to any Contract Owner residing at an address to which only one copy was mailed. Contract Owners wishing to receive separate copies of a Trust’s shareholder reports and other materials in the future, and Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Exhibit 1

BRIGHTHOUSE FUNDS TRUST II

AMENDED AND RESTATED SUBADVISORY AGREEMENT

(Western Asset Management Strategic Bond Opportunities Portfolio)

This Subadvisory Agreement (this “Agreement”) is entered into as of this 1st day of January, 2023 by and among Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), Western Asset Management Company, LLC a California limited liability company (the “Subadviser”), Western Asset Management Company Limited, a company organized under laws of England (“WAMCL”), and Western Asset Management Company Pte. Ltd., a company organized under the laws of Singapore (“WAMS” and together with the Subadviser and WAMCL, the “Subadvisers”). This Agreement amends and restates in its entirety the Subadvisory Agreement by and among the Manager, the Subadviser and WAMCL dated July 31, 2020.

WHEREAS, the Manager has entered into an Advisory Agreement dated July 31, 2020 (the “Advisory Agreement”) with Brighthouse Funds Trust II (the “Fund”), pursuant to which the Manager provides portfolio management services to the Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”);

WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement;

WHEREAS, the Manager and the Subadviser desire to retain WAMCL and WAMS to render certain services as described herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager, the Subadviser, WAMCL and WAMS agree as follows:

1.	Subadvisory Services.

a.

The Subadviser shall, subject to the supervision of the Fund’s Board of Trustees and the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager or the Fund (the “Administrator”), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund’s prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the “Prospectus”), (2) any additional policies or guidelines established by the Manager or by the Fund’s Trustees that have been furnished in writing to the Subadviser, including the Fund’s written compliance policies and procedures pursuant to Rule 38a-1 under the Investment Company Act of 1940 (the “1940 Act”), and (3) the provisions of the Internal Revenue Code (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code) and “segregated asset accounts” (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act and the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make (“Insurance Restrictions”), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

b.

The Subadviser shall furnish the Manager and the Administrator quarterly and/or such other reports as may be mutually agreed upon concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation (i) all material as reasonably may be requested by the Trustees of the Fund pursuant to Section 15(c) of the 1940 Act; (ii) monthly or quarterly compliance checklists in the form prescribed by the Manager; and (iii) such periodic reports as may be required by the Fund’s or the Manager’s compliance program under Rule 38a-1 under the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund’s Board of Trustees) with descriptions and make copies available for inspection of all material comments that are directly related to the Portfolio and the services provided under this Agreement received by the Subadvisers from the SEC following routine or special SEC examinations or inspections.

If the Fund inadvertently fails the diversification requirements of Section 817(h) of the Code, the Subadviser shall assist the Manager in the preparation of any request for relief or argument to the Commission of the Internal Revenue Service pursuant to Treas. Reg. Section 1-817-5(c)(2) and Revenue Procedure 92-25 (or its successor).

c.

The Subadviser shall provide to the Manager a copy of the Form ADV of each of the Subadviser, WAMCL and WAMS as filed with the SEC and any material amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

d.

Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Manager shall instruct the Fund’s custodian, the Administrator, and other parties providing services to the Portfolio to promptly forward misdirected proxy statements to the Subadviser. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Portfolio as necessary for the Fund to comply with the requirements of Form N-PX or any successor law, rule, regulation or Staff Position.

e.

The Subadvisers represent, warrant and agree they have adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisers and their supervised persons, and, to the extent the activities of the Subadvisers could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Subadvisers have provided the Fund with true and complete copies of the policies and procedures (or summaries thereof) of the Subadvisers related information requested by the Fund. The Subadvisers agree to cooperate with periodic reviews by the Fund’s compliance personnel of the Subadvisers’ policies and procedures, their operation and implementation and other compliance matters.

In addition, the Subadvisers shall (i) promptly provide to the Manager copies of their annual compliance review report (or a summary of the process and findings), as well as copies of such items as third-party compliance audits; (ii) promptly provide to the Fund from time to time such additional information and certifications in respect of the policies and procedures of the Subadvisers, compliance by the Subadvisers with federal securities laws and related matters as the Fund’s compliance personnel may reasonably request; (iii) promptly notify the Manager of any contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Portfolio or that would have a material impact on the Subadvisers; and (iv) promptly notify the Manager of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly to the Portfolio, of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

f.

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadvisers shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions for the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

g.

The Subadviser shall be responsible for providing to the Manager (and, at the direction of the Manager, to any other service provider of the Portfolio) reasonable and good faith fair valuations for any securities/assets in the Portfolio for which current market quotations are not readily available or reliable. The Subadvisers acknowledge they may from time to time receive in its capacity as agent for the Portfolio information that is relevant to valuation of securities or other investments/assets in the Portfolio and agrees to promptly provide any such information to the Manager. The Subadvisers may, in the event they believe any such information constitutes material non-public information, notify the Manager to that effect.

h.

The Subadvisers agree that all books and records they maintain for the Fund are the Fund’s property. The Subadvisers also agree upon request of the Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. Notwithstanding the forgoing, the Subadvisers may keep such records or copies of such records as may be necessary for the Subadvisers to comply with applicable rules and regulations. The Subadvisers shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadvisers further agree to maintain and preserve the Fund’s books and records in accordance with the 1940 Act and rules thereunder.

i.

The Subadvisers shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives as may be reasonably requested by the Fund or the Manager.

j.	The Subadvisers agree to reimburse out-of-pocket expenses relating to the printing and mailing by a third-party vendor of any information statement, prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Subadvisers, including but not limited to, portfolio manager changes or disclosure changes requested by the Subadvisers that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Fund’s registration statement (the “Registration Statement”). The Subadviser agrees to bear all reasonable expenses of the Fund, if any, arising out of any change in control of the Subadvisers and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadvisers, and such expenses include the preparing, printing and mailing of any supplements to the Registration Statement to existing shareholders of the Portfolio.

k.

The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio.

2.     Obligations of the Manager.

a.

The Manager shall provide (or cause the Fund’s custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

b.

The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Trustees of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

3.    Custodian. The Manager shall provide the Subadviser with a copy of the Portfolio’s agreement with the custodian designated to hold the assets of the Portfolio (the “Custodian”) and any modifications thereto (the “Custody Agreement”). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Fund’s custodian, in the manner and form as required by the Fund’s Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

4.    Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadvisers pursuant hereto, the Subadvisers shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadvisers will pay their own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5.    Purchase and Sale of Assets.

a.

Absent instructions from the Manager to the contrary, the Subadvisers shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadvisers, which may include brokers or dealers affiliated with the Subadvisers, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadvisers. The Subadvisers shall use best efforts to obtain Portfolio securities at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Subadvisers may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolio and/or other accounts serviced by the Subadvisers. Not all such services or products need to be used by the Subadvisers in managing the Portfolio. The Subadvisers agree that securities are to be purchased through brokers and dealers that, in the Subadvisers’ best judgment, offer the best combination of price and execution. The Subadvisers, in seeking to obtain best execution of portfolio transactions for the Portfolio, may consider the quality and reliability of brokerage services, as well as research and investment information and other services provided by brokers or dealers. Accordingly, the Subadvisers’ selection of a broker or dealer for transactions for the Portfolio may take into account such relevant factors as (i) price, (ii) the broker’s or dealer’s facilities, reliability and financial responsibility, (iii) when relevant, the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of the order, (iv) the broker’s or dealer’s recordkeeping capabilities and (v) the research and other services provided by such broker or dealer to the Subadvisers which are expected to enhance their general portfolio management capabilities (collectively, “Research”), notwithstanding that the Portfolio may not be the exclusive beneficiary of such Research. Commission rates, being a component of price is one factor considered together with other factors. The Subadvisers shall not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Portfolio or to select any broker-dealer on the basis of its purported posted commission rate. Accordingly, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadvisers, in their discretion, may cause the Portfolio to pay a commission for effecting a transaction for the Portfolio in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, provided that the Subadvisers have determined in good faith that the commission is reasonable in relation to the value of the brokerage and/or Research provided by the broker to the Subadvisers viewed in terms of that particular transaction or its overall responsibilities with respect to the account as to which the Subadvisers exercise investment discretion.

b.

From time to time, when determined by the Subadvisers in their capacity of a fiduciary to be in the best interest of the Portfolio, the Subadvisers may purchase securities from or sell securities on behalf of the Portfolio to another account managed by the Subadvisers at prevailing market levels in accordance with the procedures under Rule 17a-7 under the 1940 Act and other applicable law.

c.

Subject to seeking the most favorable price and execution, the Board of Trustees or the Manager may direct the Subadvisers to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Fund is required to pay or for which the Fund is required to arrange payment. To the extent the Subadvisers are directed to use only the specified brokers for the Portfolio, the Fund may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadvisers used other or multiple brokers.

6.    Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of the value of the Portfolio’s average daily net assets as set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager’s obligation to pay the Subadviser the compensation provided for herein.

7.    Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio.

The Subadvisers shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Investment Advisers Act of 1940 and Rule 17j-1(b) of the 1940 Act.

The Subadvisers shall for all purposes hereof be deemed to be independent contractors and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the investment management services provided by the Subadvisers hereunder. The Subadvisers may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances shall do so only for such limited purpose as the Manager’s and the Fund’s agent and attorney-in-fact. The Subadvisers are granted the authority and shall negotiate all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, brokerage and clearing agreements, and any other contracts and agreements related to derivatives transactions and holdings in the Portfolio.

8.    Liability.

a.

Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadvisers nor any of their officers, partners, managing directors, employees, affiliates or agents shall be subject to any liability to the Fund, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the Securities Act of 1933), the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon, any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of (i) a Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of a Subadviser’s obligations or duties hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to a Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Fund by a Subadviser Indemnitee (as defined below) for use therein. The Manager acknowledges and agrees that the Subadvisers make no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadvisers, whether public or private.

b.	Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Manager or the Fund, nor any of its officers, partners, managing directors, employees, affiliates or agents shall be subject to any liability to a Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) (collectively, “Subadviser Indemnitees”) for any loss arising from any claim or demand based upon, any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of (i) the Manager’s willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of the Manager’s reckless disregard of its obligations or duties hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund by a Subadviser Indemnitee for use therein.

9.    Limitation of Fund’s Liability. The Subadvisers acknowledge they have received notice of and accept the limitations upon the Fund’s liability set forth in the Fund’s Declaration of Trust. The Subadvisers agree that any of the Fund’s obligations shall be limited to the assets of the Portfolio and that no shareholder, Trustee, officer, employee or agent of or other series of the Fund shall be personally or otherwise liable for such obligations of the Fund.

10.    Effective Date and Termination. This Agreement shall become effective as of the date first above written, and

a.

unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund, the Manager, or the Subadvisers, cast in person at a meeting called for the purpose of voting on such approval;

b.

this Agreement may at any time be terminated on sixty days’ written notice to the Subadviser either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

c.	this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

d.

this Agreement may be terminated by the Subadviser on sixty days’ written notice to the Manager and the Fund, or, if approved by the Board of Trustees of the Fund, by the Manager on sixty days’ written notice to the Subadviser; and

Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

11.    Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadvisers, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund, the Manager, or the Subadvisers, cast in person at a meeting called for the purpose of voting on such approval.

12.    Certain Definitions. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

13.    Delegation to WAMCL.

a.

The Subadviser may from time to time delegate to WAMCL any or all of the responsibilities of the Subadviser hereunder with respect to transactions of the Portfolio in (1) foreign currencies and (2) debt securities denominated in currencies other than the U.S. dollar (but shall not delegate any of the rights of the Subadviser hereunder); provided, however, that the Subadviser shall be liable under this Agreement for any acts or omissions of WAMCL to the same extent as if such acts or omissions were committed by the Subadviser itself.

b.

The Subadviser shall compensate WAMCL for its services hereunder from any fees paid to the Subadviser by the Manager in proportion to the assets delegated to WAMCL. In no event shall WAMCL be entitled to any compensation hereunder from any person other than the Subadviser (including without limitation the Manager, the Administrator or the Fund).

c.

In the event the Subadviser terminates the delegation arrangement described in this section with respect to WAMCL, the Subadviser shall notify the Manager of such termination as soon as reasonably practicable after the Subadviser has provided notice of such termination to WAMCL.

d.	The parties agree and acknowledge that WAMCL is at all times subject to the provisions set forth in Schedule B attached hereto.

14.    Delegation to WAMS.

a.

The Subadviser may from time to time delegate to WAMS any or all of the responsibilities of the Subadviser hereunder with respect to transactions of the Portfolio in investments exposed to China, including through the China Bond Connect and China Interbank Bond Market Direct Access Program (but shall not delegate any of the rights of the Subadviser hereunder); provided, however, that the Subadviser shall be liable under this Agreement for any acts or omissions of WAMS to the same extent as if such acts or omissions were committed by the Subadviser itself.

b.

The Subadviser shall compensate WAMS for its services hereunder from any fees paid to the Subadviser by the Manager in proportion to the assets delegated to WAMS. In no event shall WAMS be entitled to any compensation hereunder from any person other than the Subadviser (including without limitation the Manager, the Administrator or the Fund).

c.

In the event the Subadviser terminates the delegation arrangement described in this section with respect to WAMS, the Subadviser shall notify the Manager of such termination as soon as reasonably practicable after the Subadviser has provided notice of such termination to WAMS.

15.    General.

a.

The Subadvisers may perform their services through any employee, officer or agent of the Subadvisers, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadvisers, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

b.

If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

c.	This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

d.

Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the party whose confidential information is being disclosed, except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.

The Manager and the Subadvisers hereby consent to the disclosure to third parties of (i) investment results and other data of the Manager and the Subadvisers or the Portfolio in connection with providing composite investment results of the Subadvisers and (ii) investments and transactions of the Manager and the Subadvisers or the Portfolio in connection with providing composite information of clients of the Subadvisers.

e.

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

f.

The Fund is an intended third party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

16.    Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I 125 High Street, Suite 732 Boston, Massachusetts 02110 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Adviser:	Brighthouse Investment Advisers, LLC 125 High Street, Suite 732 Boston, Massachusetts 02110 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Subadviser:	Western Asset Management Company, LLC 620 8th Ave. 50th Floor New York, NY 10018 Attn: Michael A. Van Raaphorst Email: Michael.VanRaaphorst@westernasset.com CSTeamSubadvisory@westernasset.com

17.    Use of Name.

It is understood that the phrases “Western Asset Management,” “Legg Mason,” “Franklin Templeton” and any derivative names or logos associated with such names are the valuable property of the Subadviser, and that the Fund has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrases and logos.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

WESTERN ASSET MANAGEMENT COMPANY, LLC

By:	/s/ Karlen Powell
Name:	Karlen Powell
Title:	Head of Client Service Sup

WESTERN ASSET MANAGEMENT COMPANY LIMITED

By:	/s/ Marzo Bernardi
Name:	Marzo Bernardi
Title:	Director of Global Client Service and Marketing

WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.

By:	/s/ Marzo Bernardi
Name:	Marzo Bernardi
Title:	Director of Global Client Service and Marketing

SCHEDULE A

Percentage of average daily net assets

Western Asset Management Strategic Bond
Opportunities Portfolio	0.300% of the first $100 million
0.200% of such assets over $100 million
0.175% of such assets over $500 million
0.150% of such assets over $1 billion
0.125% of such assets over $2 billion

SCHEDULE B

1.

WAMCL is authorised and regulated by the Financial Conduct Authority established to regulate the financial services industry in the United Kingdom, located at 12 Endeavour Square, London E20 1JN (“FCA”) and must comply with the rules established by the FCA (“FCA Rules”).

2.	The Subadviser will be classified as a Professional Client as defined by the FCA Rules.

3.

In executing transactions, WAMCL will provide best execution as required under the FCA Rules and in accordance with the policy of WAMCL relating to the execution of orders and decisions to deal on behalf of clients as required by the FCA Rules. In determining best execution, WAMCL monitors and assesses the quality of trade decisions by considering a number of factors, such as price, the cost of the transaction, the need for timely execution, the liquidity of the market, the size of the order and the nature of the transaction. If the Subadviser imposes directed brokerage requirements or highly specific investment guidelines, WAMCL will endeavour to obtain best execution while operating within these restraints.

4.

WAMCL may deal on such markets, trading venues, facilities or exchanges as it thinks fit, including dealing outside of a trading venue (within the meaning of the FCA Rules) and shall execute all transactions hereunder in accordance with the rules and regulations of the relevant market or exchange.

5.

WAMCL may aggregate transactions on behalf of the Fund with those of its other customers. The Subadviser recognises that each individual aggregated transaction may work to the Fund’s advantage or disadvantage.

6.

WAMCL and its affiliates may effect transactions in which WAMCL or its affiliates have, directly or indirectly, a material interest or a relationship with another party which may involve a potential conflict with WAMCL’s duty to the Subadviser. Except as required by the FCA Rules, neither WAMCL nor its affiliates shall be liable to account to the Subadviser for any profit, commission or remuneration arising from such transactions or any connected transactions nor will WAMCL’s fees be abated. Such potential conflicts include, but are not limited to, situations where WAMCL or its affiliate:

6.1.	Deals as an agent for more than one party to a transaction (agency cross transactions);

6.2.	Deals or holds a position in any investment as a principal;

6.3.	Invests temporary cash balances in the Portfolio in any closed-ended or open-ended collective investment scheme operated or advised by WAMCL or its affiliates;

6.4.	Effects transactions for the Portfolio where an affiliate may effect transactions for its own account in the investments concerned; and

6.5.

Acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Portfolio.

7.

WAMCL will comply with the FCA Rules to ensure that transactions which may involve a conflict of interest are effected on terms which are not materially less favourable to the Subadviser than if the conflict did not exist. In accordance with the FCA Rules, WAMCL maintains a policy for addressing conflicts and potential conflicts of interest which may arise. The conflict of interest policy sets out the types of actual or potential conflicts of interest which affect the Manager’s business and provides details of how these are identified, prevented or managed. Further details are available on request but, in summary, this policy includes:

7.1.	An assessment by WAMCL on at least an annual basis of conflicts and potential conflicts of interest that are present or that may arise as a result of its relationships and business activities;

7.2.	The identification of key controls for business areas to ensure that a conflict or potential for conflict is eliminated or minimised;

7.3.	A compliance monitoring program to identify and address conflicts and potential conflicts of interest;

7.4.	Reviews of WAMCL’s compliance policies and procedures program designed to ensure that WAMCL continues to have the compliance policies and procedures in place to meet its regulatory obligations;

7.5.	An annual audit by independent auditors; and

7.6.	WAMCL does not operate a dealing commission programme.

8.

In accordance with the FCA Rules, WAMCL hereby notifies the Subadviser that all formal complaints should in the first instance be made in writing to WAMCL’s Compliance Officer. A copy of WAMCL’s complaints handling policy is available on request and will otherwise be provided in accordance with the FCA Rules.

9.

The Subadviser acknowledges that certain of the transactions entered into by WAMCL may be subject to the provisions of Directive 2014/65/EU on markets in financial instruments, Regulation (EU)_No 600/2014 on markets in financial instruments and any secondary legislation, rules, regulations and procedures made pursuant thereto (“MiFID II”), which applies certain transaction and position reporting obligations directly on WAMCL in respect of assets in the Portfolio, including, but without limitation, the procurement of a valid Legal Entity Identifier. The Subadviser undertakes to provide in a timely fashion all such information (including, but not limited to, the Fund’s Legal Entity Identifier) and documentation and to promptly take all such action as WAMCL may from time to time reasonably require in relation to the MiFID II transaction and position reporting obligations.

10.

The Subadviser acknowledges that certain information about transactions WAMCL enters into on the Fund’s behalf may be made public and that WAMCL will be required to report the details of certain transactions to the FCA, in some places, via third parties, in accordance with applicable law.

Subject to compliance with applicable law, either party to this Agreement may record telephone conversations with the other. WAMCL may record or monitor telephone conversations and other communications with or by the Subadviser (including mails, emails or documentation of client orders made at meetings). The Subadviser agrees that WAMCL may deliver copies or transcripts of such recordings to any court or competent regulatory authority. A copy of any such conversations with the Subadviser and communications with the Subadviser will be available on request for a period of five years (or, where requested by the FCA, for a period of up to seven years) from the date when the record is made.